Exhibit 99.3

STAR GAS PARTNERS, L.P.,

STAR GAS FINANCE COMPANY,

AND

UNION BANK OF CALIFORNIA, N.A.

AS TRUSTEE

10 1/4% Senior Notes due 2013

AMENDED AND RESTATED INDENTURE

Dated as of April 28, 2006

i

EXHIBIT A	Form of Security
EXHIBIT B	Form of the Exchange Security

CROSS-REFERENCE TABLE

Trust Indenture Act Section		Indenture Section
310	(a)(1)	7.10
	(a)(2)	7.10
	(a)(3)	N.A.
	(a)(4)	N.A.
	(a)(5)	7.10
	(b)	7.8; 7.10
	(c)	N.A.
311	(a)	7.11
	(b)	7.11
	(c)	N.A.
312	(a)	2.5
	(b)	10.3
	(c)	10.3
313	(a)	7.6
	(b)(1)	N.A.
	(b)(2)	7.6
	(c)	7.6
	(d)	N.A.
314	(a)	3.2, 10.2, 10.5
	(b)	N.A.
	(c)(1)	10.4
	(c)(2)	10.4
	(c)(3)	N.A.
	(d)	N.A.
	(e)	10.5
315	(a)	7.1
	(b)	7.5, 10.2
	(c)	7.1
	(d)	7.1
	(e)	6.11
316	(a)(last sentence)	2.10
	(a)(1)(A)	6.5
	(a)(1)(B)	6.4
	(a)(2)	N.A.
	(b)	6.7
	(c)	2.13
317	(a)(1)	6.8
	(a)(2)	6.9
	(b)	2.4
318	(a)	10.1
	(b)	N.A.
	(c)	10.1

N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

AMENDED AND RESTATED INDENTURE dated as of April 28, 2006, among STAR GAS PARTNERS, L.P., a Delaware limited partnership (the “Company”), STAR GAS FINANCE COMPANY, a Delaware corporation (the “Co-Issuer”, together with the Company, the “Issuers”) and UNION BANK OF CALIFORNIA, N.A. (the “Trustee”) as Trustee.

WHEREAS, the Issuers and the Trustee are parties to the Indenture, dated as of February 6, 2003 (the “Indenture”), as supplemented by the supplemental Indenture dated as of January 22, 2004 (the “Supplemental Indenture” and, together with the Indenture, the “Original Indenture”);

WHEREAS, the parties to the Original Indenture and the Supplemental Indenture desire to amend and restate the Original Indenture in its entirety as set forth in this Amended and Restated Indenture;

IN WITNESS WHEREOF, each party hereto agrees as follows:

ARTICLE I

Definitions and Incorporation by Reference

SECTION 1.1. Definitions.

“Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control.

“Asset Sale” means either of the following, whether in a single transaction or a series of related transactions:

(1) the sale, lease, conveyance or other disposition of any assets other than sales, leases or transfers of assets in the ordinary course of business (including but not limited to the sales of inventory in the ordinary course of business and the sale of receivables and accounts pursuant to a Credit Facility); or

(2) the issuance or sale of Capital Stock of any direct Subsidiary.

Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:

(1) any sale, lease or transfer of assets or Capital Stock by the Company or any of its Restricted Subsidiaries to the Company or a Restricted Subsidiary;

(2) any sale or transfer of assets or Capital Stock by the Company or any of its Restricted Subsidiaries to any entity in exchange for other assets used in a related business and/or cash (provided that such cash portion is at least 80% of the difference between the value of the assets being transferred and the value of the assets being received) and having a fair market value, as determined in good faith by the Board of Directors, reasonably equivalent to the fair market value of the assets so transferred;

(3) any sale, lease or transfer of assets in accordance with Permitted Investments;

(4) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company;

(5) the transfer or disposition of assets that are permitted Restricted Payments; and

(6) any sale, lease or transfer of assets pursuant to a Sale and Leaseback Transaction otherwise permitted by this Indenture.

“Attributable Debt” means, with respect to any Sale and Leaseback Transactions not involving a Capital Lease, as of any date of determination, the total obligation, discounted to present value at the rate of interest implicit in the lease included in the transaction, of the lessee for rental payments during the remaining portion of the term of the lease, including extensions which are at the sole option of the lessor, of the lease included in the transaction. For purposes of this definition, the rental payments shall not include amounts required to be paid on account of property taxes, maintenance, repairs, insurance, assessments, utilities, operating and labor costs and other items which do not constitute payments for property rights. In the case of any lease which is terminable by the lessee upon the payment of a penalty, the rental obligation shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

“Bankruptcy Law” means Title 11, United States Code or any similar Federal or state law for the relief of debtors.

“Board of Directors” means, as to any Person, the board of directors of such Person or any duly authorized committee thereof; provided that so long as the Company is a limited partnership, “Board of Directors” means the board of directors of Star Gas LLC, its general partner, or any duly authorized committee thereof.

“Board Resolution” means (i) in the case of the Company, a resolution properly authorized and approved by the board of directors of the general partner of the Company; and (ii) in the case of the Co-Issuer, a resolution properly authorized and approved by the board of directors of the Co-Issuer.

“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law to close.

“Capital Lease” means any lease of property, real or personal, that, in accordance with GAAP, would be required to be capitalized on the balance sheet of the lessee.

“Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

“Change of Control” means:

(1)	any transaction or series of related transactions pursuant to which any “person” or “group” or “groups” of related persons (as defined in the Exchange Act) other than the Permitted Holders, becoming beneficial owners, in the aggregate, directly or indirectly, of 50% or more of the Voting Stock of the general partner of the Company (or the successor by merger, consolidation or purchase of substantially all of the assets of the general partner) and the Permitted Holders beneficially owning at any time, in the aggregate, a lesser percentage of the Voting Stock of the general partner of the Company (or the successor by merger, consolidation or purchase of substantially all of the assets of the general partner) then such other person or group;

(2)	the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Restricted Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Holder;

(3)	the adoption of a plan or proposal for the liquidation or dissolution of the Company or the general partner of the Company; or

(4)	Kestrel Heat LLC or an affiliated entity shall fail to own beneficially 100% of the general partnership interest in the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Co-Issuer” shall have the meaning assigned to such term in the preamble to this Indenture.

“Common Stock” means with respect to any Person, any and all shares, units, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of such Person’s securities whether or not outstanding on the Issue Date, and includes, without limitation, all series and classes of such common stock, and, in the case of the Company, means the units representing limited partner interests of the Company whether or not outstanding on the Issue Date.

“Company” shall have the meaning assigned to such term in the first introductory paragraph to this Indenture.

“Custodian” means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Definitive Securities” means certificated Securities.

“DTC” means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

“Event of Default” means any of the events specified in Section 6.1.

“Excess Proceeds” shall have the meaning assigned to such term in Section 3.7(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Offer” shall have the meaning assigned to such term in the Registration Rights Agreement.

“Exchange Securities” shall mean securities issued in exchange for Initial Securities in an offer registered under the Securities Act as provided in the Registration Rights Agreement.

“Fiscal Year” shall mean the fiscal year of the Company as set forth in the audited financial statements of the Company, which as of the Issue Date was the period from October 1 through September 30 of each year.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture will be computed in conformity with GAAP.

“Guarantee” means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person:

(1)	to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or

(2)	entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” will not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning.

“Incur” means issue, create, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) will be deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary; and the terms “Incurred” and “Incurrence” have meanings correlative to the foregoing.

“Indebtedness” means, as applied to any Person, without duplication:

(1) (a) any indebtedness for borrowed money and (b) all obligations evidenced by any (i) bond, note, debenture or other similar instrument or (ii) reimbursement obligations in respect of letters of credit, but only for any drawings that are not reimbursed within five Business Days after the date of such drawings, which in each case the Person has, directly or indirectly, created or Incurred;

(2) any indebtedness for borrowed money and all obligations evidenced by any bond, note, debenture or other similar instrument secured by any Lien in respect of property owned by the Person, whether or not the Person has assumed or become liable for the payment of the indebtedness; provided that the amount of the indebtedness, if the Person has not assumed the same or become liable therefor, shall in no event be deemed to be greater than the fair market value from time to time, as determined in good faith by the Person, of the property subject to the Lien;

(3) any indebtedness, whether or not for borrowed money (excluding trade payables and accrued expenses arising in the ordinary course of business) with respect to which the Person has become directly or indirectly liable and which represents the deferred purchase price, or a portion thereof, or has been Incurred to finance the purchase price, or a portion thereof, of any property or business acquired by, or service performed on behalf of, the Person, whether by purchase, consolidation, merger or otherwise;

(4) the principal component of any obligations under Capital Leases to the extent the obligations would, in accordance with GAAP, appear on the balance sheet of the Person;

(5) all Attributable Debt of the Person in respect of Sale and Leaseback Transactions not involving a Capital Lease;

(6) any indebtedness of any other Person of the character referred to in the foregoing clauses (1) through (5) of this definition with respect to which the Person whose indebtedness is being determined has become liable by way of a Guarantee; and

(7) all Redeemable Capital Stock of the Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends.

For purposes hereof, the “maximum fixed repurchase price” of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of the Redeemable Capital Stock as if it were purchased on any date on which

Indebtedness shall be required to be determined pursuant to this Indenture and if the price is based upon, or measured by, the fair market value of the Redeemable Capital Stock, the fair market value shall be determined in good faith by the board of directors of the issuer of the Redeemable Capital Stock. Furthermore, for purposes hereof, the term “Indebtedness” shall not include (x) accrual of interest, the accretion of accreted value and the payment of interest or any other similar Incurrence by the Company or its Restricted Subsidiaries related to Indebtedness otherwise permitted in this Indenture or (y) indebtedness under any hedging arrangement which provides for the right or obligation to purchase, sell or deliver any currency, commodity or security at a future date for a specified price entered into to protect such Person from fluctuations in prices or rates, including currencies, interest rates, commodity prices, and securities prices, including without limitation indebtedness under any interest rate or commodity price swap agreement, interest rate cap agreement, interest rate collar agreement or any forward sales arrangements, calls, options, swaps, or other similar transactions or any combination thereof.

“Indenture” means this Indenture as amended or supplemented from time to time.

“Initial Securities” shall have the meaning assigned to such term in the second introductory paragraph of this Indenture.

“Investment” means as applied to any Person:

(1) any direct or indirect purchase or other acquisition by the Person of stock or other securities of any other Person; or

(2) any direct or indirect loan, advance or capital contribution by the Person to any other Person and any other item which would be classified as an “investment” on a balance sheet of the Person prepared in accordance with GAAP, including without limitation any direct or indirect contribution by the Person of property or assets to a joint venture, partnership or other business entity in which the Person retains an interest, it being understood that a direct or indirect purchase or other acquisition by the Person of assets of any other Person, other than stock or other securities, shall not constitute an “Investment” for purposes of this Indenture.

The amount classified as Investments made during any period shall be the aggregate cost to the Company and its Restricted Subsidiaries of all the Investments made during the period, determined in accordance with GAAP, but without regard to unrealized increases or decreases in value, or write-ups, write-downs or write-offs, of the Investments and without regard to the existence of any undistributed earnings or accrued interest with respect thereto accrued after the respective dates on which the Investments were made, less any net return of capital realized during the period upon the sale, repayment or other liquidation of the Investments, determined in accordance with GAAP, but without regard to any amounts received during the period as earnings (in the form of dividends not constituting a return of capital, interest or otherwise) on the Investments or as loans from any Person in whom the Investments have been made.

“Issue Date” means the date on which the Notes are originally issued.

“Issuers” shall have the meaning assigned to such term in the preamble to this Indenture.

“Issuers’ Order” shall have the meaning assigned to such term in Section 2.2.

“Lien” means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

“Net Proceeds” means, with respect to any Asset Sale or sale of Capital Stock, the proceeds therefrom in the form of cash or cash equivalents including payments in respect of deferred payment obligations when received in the form of cash or cash equivalents, except to the extent that the deferred payment obligations are financed or sold with recourse to the Company or any of its Restricted Subsidiaries, net of:

(1) brokerage commissions and other fees and expenses related to the Asset Sale, including, without limitation, fees and expenses of legal counsel and accountants and fees, expenses, discounts or commissions of underwriters, placement agents and investment bankers;

(2) provisions for all taxes payable as a result of the Asset Sale;

(3) amounts required to be paid to any Person, other than the Company or any Restricted Subsidiary, owning a beneficial interest in the assets subject to the Asset Sale;

(4) appropriate amounts established by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with the Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after the Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with the Asset Sale; and

(5) amounts applied to the repayment of Indebtedness in connection with the asset or assets sold in the Asset Sale, including any transaction costs and expenses associated therewith and any make-whole or other premium owed in connection with such repayment.

“Non-U.S. Person” means a person who is not a U.S. person, as defined in Regulation S.

“Note Register” means the register of Securities, maintained by the Trustee, pursuant to Section 2.3.

“Officer” means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer or the Secretary of the Issuers or, so long as the Company is a limited partnership, of the Company’s general partner.

“Officers’ Certificate” means (i) in the case of the Company, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company or, so long as the Company is a limited partnership, of the Company’s general partner or (ii) in the case of Star Gas Finance Company, a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of Star Gas Finance Company.

“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

“Permitted Holders” means Kestrel Energy Partners LLC or any Person controlled by it.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision hereof or any other entity.

“Preferred Stock” as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of distributions or dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

“Public Equity Offering” means a public offering or private placement of partnership interests (other than interests that are mandatorily redeemable) of:

(a) any entity that directly or indirectly owns equity interests in the Company, to the extent the net proceeds are contributed to the Company;

(b) any Subsidiary of the Company to the extent the net proceeds are distributed, paid, lent or otherwise transferred to the Company that results in the net proceeds to the Company of at least $10 million; or

(c) the Company;

provided that a private placement of partnership interests will not be deemed a Public Equity Offering unless net proceeds of at least $10 million are received.

A “Public Market” exists at any time with respect to the Common Stock of the Company if:

(1)	the Common Stock of the Company is then registered with the SEC pursuant to Section 12(b) or 12(g) of the Exchange Act and traded either on a national securities exchange or in the National Association of Securities Dealers Automated Quotation System; and

(2)	at least 15% of the total issued and outstanding Common Stock of the Company has been and remains distributed prior to such time by means of an effective registration statement under the Securities Act of 1933, as amended.

“Redeemable Capital Stock” means any shares of any class or series of Capital Stock (excluding, but not limited to, the Common Stock issued by the Company), that, either by the terms thereof, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the Stated Maturity of the principal of the Notes or is redeemable at the option of the holder thereof at any time prior to the Stated Maturity of the principal of the Notes, or is convertible into or exchangeable for debt securities at any time prior to the Stated Maturity of the principal of the Notes.

“Redemption Date” means the date selected by the Issuers for the redemption of Securities consistent with the provisions of Exhibits A and B to this Indenture.

“Registration Rights Agreement” means (i) in the case of the Original Notes, that certain registration rights agreement dated as of February 6, 2003 by and among the Company and the initial purchasers set forth therein and (ii) in the case of the Additional Notes, that certain registration rights agreement dated as of January 22, 2004 by and among the Company and the initial purchaser set forth therein.

“Related Business” means any business which is the same as or related, ancillary or complementary to any of the businesses of the Company on the Issue Date.

“Related Person” with respect to any Permitted Holder means:

(1)	any controlling stockholder or a majority (or more) owned Subsidiary of such Permitted Holder or, in the case of an individual, any spouse or immediate family member of such Permitted Holder, any trust created for the benefit of such individual or such individual’s estate, executor, administrator, committee or beneficiaries; or

(2)	any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding a majority (or more) controlling interest of which consist of such Permitted Holder and/or such other Persons referred to in the immediately preceding clause (1).

“Restricted Subsidiary” means any Subsidiary of the Company other than an Unrestricted Subsidiary.

“Sale and Leaseback Transaction” means any arrangement (other than between the Company and a Restricted Subsidiary or between Restricted Subsidiaries) whereby property has been or will be disposed of by a transferor to another entity with the intent of taking back a lease on the property pursuant to which the rental payments are calculated to amortize the purchase price of the property over its life.

“SEC” means the United States Securities and Exchange Commission.

“Secured Indebtedness” means Indebtedness that is secured by a Lien on the property or assets of the relevant obligor.

“Securities” shall have the meaning assigned to such term in the second introductory paragraph to this Indenture.

“Securityholders” means any holder from time to time of the Securities issued pursuant to this Indenture.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Custodian” means the custodian with respect to the Global Security (as appointed by DTC), or any successor Person thereto and shall initially be the Trustee.

“Significant Subsidiary” means any Restricted Subsidiary that would be a “Significant Subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC.

“Stated Maturity” means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.

“Subsidiary” of any Person means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership and joint venture interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person. Unless otherwise specified herein, each reference to a Subsidiary will refer to a Subsidiary of the Company.

“TIA” or “Trust Indenture Act” means the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb), as in effect on the date of this Indenture.

“Trustee” means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

“Trust Officer” shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Unrestricted Subsidiary” means any Person that is designated as such by the Board of Directors at any time.

“U.S. Government Obligations” means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depositary receipt.

“Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors.

SECTION 1.2. Other Definitions.

Term	Defined in Section
“Additional Global Securities”	2.1(b)
“Agent Members”	2.1(e)
“Authenticating Agent”	2.2
“Change of Control Offer”	3.9
“Change of Control Payment”	3.9
“Change of Control Payment Date”	3.9
“Corporate Trust Office”	3.14
“covenant defeasance option”	8.1(b)
“Defaulted Interest”	2.13
“Excess Proceeds”	3.7(d)
“Exchange Global Security”	2.1(b)
“Global Securities”	2.1(b)
“IAIs”	2.1(b)
“Institutional Accredited Investor Security”	2.1(b)
“legal defeasance option”	8.1(b)
“Paying Agent”	2.3
“Private Placement Legend”	2.1(d)
“QIB”	2.1(b)
“Registrar”	2.3
“Regulation S”	2.1(b)
“Regulation S Global Security”	2.1(b)
“Regulation S Legend”	2.1(d)
“Regulation S Securities”	2.1(b)
“Resale Restriction Termination Date”	2.1(d)

“Rule 144A”	2.1(b)
“Rule 144A Global Security”	2.1(b)
“Rule 144A Securities”	2.1(b)
“Special Interest Payment Date”	2.13(a)
“Special Record Date”	2.13(a)

SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

“Commission” means the Securities and Exchange Commission.

“indenture securities” means the Securities.

“indenture security holder” means a Securityholder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor” on this Indenture securities means the Company and any other obligor on this Indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

SECTION 1.4. Rules of Construction. Unless the context otherwise requires:

(1) a term has the meaning assigned to it;

(2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(3) “or” is not exclusive;

(4) “including” means including without limitation;

(5) words in the singular include the plural and words in the plural include the singular;

(6) unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

(7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP; and

(8) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater.

ARTICLE II

The Securities

SECTION 2.1. Form, Dating and Terms.

(a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited. The Initial Securities issued on the date hereof will be in an aggregate principal amount of $7,600,000. In addition, the Company may issue, from time to time in accordance with the provisions of this Indenture (including, without limitation, Section 3.3 hereof), Additional Securities and Exchange Securities. Furthermore, Securities may be authenticated and delivered upon registration or transfer, or in lieu of, other Securities pursuant to Sections 2.6, 2.9, 2.11 or 9.5 or in connection with a Change of Control Offer pursuant to Section 3.9.

With respect to any Additional Securities, the Issuers shall set forth in Board Resolutions and Officers’ Certificates, the following information:

(1) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

(2) the issue price and the issue date of such Additional Securities, including the date from which interest shall accrue; and

(3) whether such Additional Securities shall be Global Securities issued in the form of Exhibit A hereto and/or shall be issued in the form of Exhibit B hereto.

The Initial Securities, the Additional Securities and the Exchange Securities shall be considered collectively as a single class for all purposes of this Indenture. Securityholders of the Initial Securities, the Additional Securities and the Exchange Securities will vote and consent together on all matters to which such Securityholders are entitled to vote or consent as one class, and none of the Securityholders of the Initial Securities, the Additional Securities or the Exchange Securities shall have the right to vote or consent as a separate class on any matter to which such Securityholders are entitled to vote or consent.

(b) The Initial Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated February 3, 2003, among the Issuers, J.P. Morgan Securities Inc. and the other initial purchasers named therein. The Initial Securities and any Additional Securities (if issued as restricted Global Securities) (the “Additional Global Securities”) will be resold initially only to (A) qualified institutional buyers (as defined in Rule 144A under the Securities Act (“Rule 144A”)) in reliance on Rule 144A (“QIBs”) and (B) Persons other than U.S. Persons (as defined in Regulation S under the Securities Act (“Regulation S”)) in reliance on Regulation S. Such Initial Securities and Additional Global Securities may thereafter be transferred to, among others, QIBs, purchasers in reliance on Regulation S and institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act) who are not QIBs (“IAIs”) in accordance with Rule 501 of the Securities Act in accordance with the procedure described herein.

Initial Securities and Additional Global Securities offered and sold to qualified institutional buyers in the United States of America in reliance on Rule 144A (the “Rule 144A Securities”) shall be issued in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(d) (the “Rule 144A Global Security”), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Security may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

Initial Securities and Additional Securities offered and sold outside the United States of America (the “Regulation S Securities”) in reliance on Regulation S shall be issued in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A (the “Regulation S Global Security”) deposited with the Trustee, as custodian for DTC, duly executed by the Issuers and authenticated by the Trustee as hereinafter provided. The Regulation S Global Security may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

Initial Securities and Additional Securities resold to IAIs (the “Institutional Accredited Investor Securities”) in the United States of America shall be issued in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A (the “Institutional Accredited Investor Global Security”) deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Institutional Accredited Investor Global Security may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Institutional Accredited Investor Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

Exchange Securities exchanged for interests in the Rule 144A Securities, the Regulation S Securities and the Institutional Accredited Investor Securities will be issued in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit B, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in

Section 2.1(d) (the “Exchange Global Security”). The Exchange Global Security may be represented by more than one certificate, if so required by DTC’s rules regarding the maximum principal amount to be represented by a single certificate.

The Rule 144A Global Security, the Regulation S Global Security, the Institutional Accredited Investor Global Security and the Exchange Global Security are sometimes collectively herein referred to as the “Global Securities.”

The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Issuers maintained for such purpose in The City of New York, or at such other office or agency of the Issuers as may be maintained for such purpose pursuant to Section 2.3; provided, however, that, at the option of the Issuers, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) wire transfer to an account located in the United States maintained by the payee. Payments in respect of Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC.

The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth on Exhibit A and Exhibit B and in Section 2.1(d). The Issuers and the Trustee shall approve the forms of the Securities and any notation, endorsement or legend on them. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A and Exhibit B are part of the terms of this Indenture and, to the extent applicable, the Issuers and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

(c) Denominations. The Securities shall be issueable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

(d) Restrictive Legends. Unless and until (i) the Rule 144A Securities, the Regulation S Securities and the Institutional Accredited Investor Securities are sold under an effective registration statement or (ii) the Rule 144A Securities, the Regulation S Securities and the Institutional Accredited Investor Securities are exchanged for an Exchange Security in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement,

(A) the Rule 144A Global Security and the Institutional Accredited Investor Global Security shall bear the following legend (the “Private Placement Legend”) on the face thereof:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH

TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION OF THIS SECURITY THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF PLANS, INDIVIDUAL RETIREMENT ACCOUNTS OR OTHER ARRANGEMENTS THAT ARE SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY FEDERAL,

STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF SUCH PLANS, ACCOUNTS OR ARRANGEMENTS, OR (II) THE PURCHASE AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.”

(B) the Regulation S Global Security shall bear the following legend (the “Regulation S Legend”) on the face thereof:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUERS OR ANY AFFILIATE OF THE ISSUERS WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUERS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE

ISSUERS’ AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

(C) The Global Securities, whether or not an Initial Security, shall bear the following legend on the face thereof:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THIS INDENTURE REFERRED TO ON THE REVERSE HEREOF.”

(e) Book-Entry Provisions.

(i)	This Section 2.1(e) shall apply only to Global Securities deposited with the Trustee, as custodian for DTC.

(ii)	Each Global Security initially shall (x) be registered in the name of DTC for such Global Security or the nominee of DTC, (y) be delivered to the

Trustee as custodian for DTC and (z) bear legends as set forth in Section 2.1(d).

(iii)	Members of, or participants in, DTC (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Security, and DTC may be treated by the Issuers, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuers, the Trustee or any agent of the Issuers or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a Securityholder of a beneficial interest in any Global Security.

(iv)	In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (f) of this Section 2.1 to beneficial owners who are required to hold Definitive Securities, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Issuers shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of like tenor and amount.

(v)	In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (f) of this Section 2.1, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Issuers shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.

(vi)	The registered Securityholder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Securityholder is entitled to take under this Indenture or the Securities.

(f) Definitive Securities. (i) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Definitive Securities. If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Securities in exchange for their beneficial interests in a Global Security upon written request in accordance with DTC’s and the Registrar’s procedures. In addition, Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global

Security if (a) DTC notifies the Issuers that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Issuers within 90 days of such notice or, (b) the Company executes and delivers to the Trustee and Registrar an Officers’ Certificate stating that such Global Security shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

(ii)	Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(e)(iv) or (v) shall, except as otherwise provided by Section 2.6(c), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(d).

(iii)	In connection with the exchange of a portion of a Definitive Security for a beneficial interest in a Global Security, the Trustee shall cancel such Definitive Security, and the Issuers shall execute, and the Trustee shall authenticate and deliver, to the transferring Securityholder a new Definitive Security representing the principal amount not so transferred.

SECTION 2.2. Execution and Authentication. One Officer of each of the Issuers shall sign the Securities for the Issuers by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless, after giving effect to any exchange of Initial Securities for Exchange Securities.

A Security shall not be valid until an authorized signatory of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture. A Security shall be dated the date of its authentication.

At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) Initial Securities for original issue on the Issue Date in an aggregate principal amount of $7,600,000, and (2) Exchange Securities for issue only in an Exchange Offer pursuant to the Registration Rights Agreement, and only in exchange for Initial Securities of an equal principal amount, in each case upon a written order of the Issuers signed by two Officers of each of the Issuers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of each of the Issuers (the “Issuers’ Order”). Such Issuers’ Order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities or Exchange Securities.

The Trustee may appoint an agent (the “Authenticating Agent”) reasonably acceptable to the Issuers to authenticate the Securities. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by the Authenticating Agent.

In case any Issuer, pursuant to Article IV, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which any Issuer shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article IV, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Issuers’ Order of the successor Person, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Securityholders but without expense to them, shall provide for the exchange of all Securities at the time outstanding for Securities authenticated and delivered in such new name.

SECTION 2.3. Registrar and Paying Agent. The Issuers shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the “Registrar”) and an office or agency where Securities may be presented for payment (the “Paying Agent”). The Registrar shall keep a register of the Securities and of their transfer and exchange (the “Note Register”). The Issuers may have one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent.

The Issuers shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Issuers shall notify the Trustee of the name and address of each such agent. If the Issuers fail to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Issuers or any of their Restricted Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

The Issuers initially appoint the Trustee as Registrar and Paying Agent for the Securities.

SECTION 2.4. Paying Agent to Hold Money in Trust. By no later than 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Issuers shall deposit with the Paying Agent a sum sufficient in immediately available funds to pay such principal or interest when due. The Issuers shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit the Securityholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee in writing of any default by any of the Issuers in making any such payment. If either Issuer or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Issuers at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent.

Upon complying with this Section, the Paying Agent (if other than any Issuer or a Subsidiary) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to each Issuer, the Trustee shall serve as Paying Agent for the Securities.

SECTION 2.5. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, or to the extent otherwise required under the TIA, the Issuers shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

SECTION 2.6. Transfer and Exchange.

(a) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Security or an Institutional Accredited Investor Security prior to the date which is two years after the later of the date of its original issue and the last date on which the Issuers or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the “Resale Restriction Termination Date”):

(i) a transfer of a Rule 144A Security or an Institutional Accredited Investor Security or a beneficial interest therein to a QIB shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(ii) a transfer of a Rule 144A Security or an Institutional Accredited Investor Security or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.7 from the proposed transferee and, if requested by the Issuers or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

(iii) a transfer of a Rule 144A Security or an Institutional Accredited Investor Security or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.8 from the proposed transferee and, if requested by the Issuers or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

(b) The following provisions shall apply with respect to any proposed transfer of a Regulation S Security prior to the expiration of the Restricted Period:

(i) a transfer of a Regulation S Security or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the certificate, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

(ii) a transfer of a Regulation S Security or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.7 from the proposed transferee and, if requested by the Issuers or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

(iii) a transfer of a Regulation S Security or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.8 hereof from the proposed transferee and, if requested by the Issuers or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

After the expiration of the Restricted Period, interests in the Regulation S Security may be transferred without requiring the certification set forth in Section 2.7, Section 2.8 or any additional certification.

(c) Restricted Global Securities Legend. Upon the transfer, exchange or replacement of Securities not bearing a restricted Global Securities Legend, the Registrar shall deliver Securities that do not bear a restricted Global Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a restricted Global Securities Legend, the Registrar shall deliver only Securities that bear a restricted Global Securities Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(d) The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.1 or this Section 2.6. The Issuers shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

(e) Obligations with Respect to Transfers and Exchanges of Securities.

(i) To permit registrations of transfers and exchanges, the Issuers shall, subject to the other terms and conditions of this Article II, execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar’s or co-registrar’s request.

(ii) No service charge shall be made to a Securityholder for any registration of transfer or exchange, but the Issuers may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Sections 3.7, 3.9 or 9.5).

(iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Security for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Securities and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date.

(iv) Prior to the due presentation for registration of transfer of any Security, the Issuers, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Issuers, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

(v) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(e) shall, except as otherwise provided by Section 2.6(c), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(d).

(vi) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

(f) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Securityholders and all payments to be made to Securityholders in respect of the Securities shall be given or made only to or upon the order of the registered Securityholders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.7. Form of Certificate to be Delivered in Connection with Transfers to IAIs. [Date]

Star Gas Partners, L.P.

Star Gas Finance Company

c/o Union Bank of California, N.A.

[Address]

[Address]

[Address]

Ladies and Gentlemen:

This certificate is delivered to request a transfer of $_________ principal amount of the 10 1/4% Senior Notes due 2013 (the “Securities”) of Star Gas Partners, L.P. and Star Gas Finance Company (together, the “Issuers”).

Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

Name: ___________________________________

Address: ________________________________

Taxpayer ID Number: _____________________

The undersigned represents and warrants to you that:

1. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)) purchasing for our own account or for the account of such an institutional “accredited investor” at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities and we invest in or purchase securities similar to the Securities in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

2. We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Issuers or any affiliate of the Issuers was the owner of such Securities (or any predecessor thereto) (the “Resale Restriction Termination Date”) only (a) to the Issuers, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a “QIB”) that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional “accredited investor,” in each case in a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Issuers and the Trustee, which shall provide, among other things, that the transferee is an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Issuers and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Termination Date of the Securities pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Issuers and the Trustee.

TRANSFEREE:

BY:

SECTION 2.8. Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S.

[Date]

Star Gas Partners, L.P.

Star Gas Finance Company

c/o Union Bank of California, N.A.

[Address]

[Address]

[Address]

Re:	Star Gas Partners, L.P.
Star Gas Finance Company
10 1/4% Senior Notes due 2013 (the “Securities”)

Ladies and Gentlemen:

In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(a) the offer of the Securities was not made to a person in the United States;

(b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

(c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

(d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

You and the Issuers are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferor]

By:

Authorized Signature

SECTION 2.9. Mutilated, Destroyed, Lost or Stolen Securities. If a mutilated Security is surrendered to the Registrar or if the Securityholder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Issuers shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met, such that the Securityholder (a) satisfies the Issuers or the Trustee within a reasonable time after such Securityholder has notice of such loss, destruction or wrongful taking and the Registrar does not register a transfer prior to receiving such notification, (b) makes such request to the Issuers or the Trustee prior to the Security being acquired by a protected purchaser as defined in Section 8-303 of the Uniform Commercial Code (a “protected purchaser”) and (c) satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Securityholder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Issuers, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced, and, in the absence of notice to the Issuers or the Trustee that such Security has been acquired by a bona fide purchaser, the Issuers shall execute and upon Issuers’ Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Issuers in their discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Issuers may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Issuers (if applicable) and any other obligor upon the Securities, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 2.10. Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security ceases to be outstanding in the event the Issuers or a Subsidiary of the Issuers holds the Security, provided, however, that (i) for purposes of determining which are outstanding for consent or voting purposes hereunder, the provisions of Section 10.6 shall apply and (ii) in determining whether the Trustee shall be protected in making a determination whether the Securityholders of the requisite principal amount of outstanding Securities are present at a meeting of Securityholders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, or relying upon any such quorum, consent or vote, only Securities which a Trust Officer of the Trustee actually knows to be held by the Issuers or an Affiliate of the Issuers shall not be considered outstanding.

If a Security is replaced pursuant to Section 2.9, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

SECTION 2.11. Temporary Securities. In the event that Definitive Securities are to be issued under the terms of this Indenture, until such Definitive Securities are ready for delivery, the Issuers may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Issuers consider appropriate for temporary Securities. Without unreasonable delay, the Issuers shall prepare and the Trustee shall authenticate Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency maintained by the Issuers for that purpose and such exchange shall be without charge to the Securityholder. Upon surrender for cancellation of any one or more temporary Securities, the Issuers shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more Definitive Securities representing an equal principal amount of Securities. Until so exchanged, the Securityholder of temporary Securities shall in all respects be entitled to the same benefits under this Indenture as a Securityholder of Definitive Securities.

SECTION 2.12. Cancellation. The Issuers at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and destroy such Securities in accordance with its internal policies including delivery of a certificate (a “Certificate of Destruction”) describing such Securities disposed (subject to the record retention requirements of the Exchange Act). The Issuers may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange.

SECTION 2.13. Payment of Interest; Defaulted Interest. Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name such Security (or one or more predecessor

Securities) is registered at the close of business on the regular record date for such interest at the office or agency of the Issuers maintained for such purpose pursuant to Section 2.3.

Any interest on any Security which is payable, but is not paid when the same becomes due and payable and such nonpayment continues for a period of 30 days shall forthwith cease to be payable to the Securityholder on the regular record date by virtue of having been such Securityholder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called “Defaulted Interest”) shall be paid by the Issuers, at its election in each case, as provided in clause (a) or (b) below:

(a) The Issuers may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Issuers shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the “Special Interest Payment Date”), and at the same time the Issuers shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a record date (the “Special Record Date”) for the payment of such Defaulted Interest, which date shall be not more than 15 days and not less than 10 days prior to the Special Interest Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuers of such Special Record Date, and in the name and at the expense of the Issuers, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor to be given in the manner provided for in Section 10.2, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor having been so given, such Defaulted Interest shall be paid on the Special Interest Payment Date to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

(b) The Issuers may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Issuers to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 2.14. Computation of Interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 2.15. CUSIP Numbers. The Issuers in issuing the Securities may use “CUSIP” numbers (if then generally in use) and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Securityholders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Issuers shall promptly notify the Trustee in writing of any change in the CUSIP numbers.

ARTICLE III

Covenants

SECTION 3.1. Payment of Securities. The Issuers shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due to the extent on such date the Trustee or the Paying Agent holds in accordance with this Indenture immediately available funds sufficient to pay all principal and interest then due.

The Issuers shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

Notwithstanding anything to the contrary contained in this Indenture, the Issuers may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

SECTION 3.2. Intentionally Omitted.

SECTION 3.3. Intentionally Omitted.

SECTION 3.4. Intentionally Omitted.

SECTION 3.5. Intentionally Omitted.

SECTION 3.6. Intentionally Omitted.

SECTION 3.7. Limitation on Asset Sales. (a) The Company will not, and will not permit any of its Restricted Subsidiaries to, undertake an Asset Sale unless:

(1) the Company or its Restricted Subsidiary, as the case may be, receives consideration at the time of the Asset Sale at least equal to the fair market value, as determined in good faith by the Board of Directors, of the assets sold or otherwise disposed of; and

(2) at least 80% of the consideration received by the Company or the Restricted Subsidiary is in the form of cash.

(b) For purposes of determining the amount of cash received in an Asset Sale, the following will be deemed to be cash:

(1) the amount of any liabilities on the Company’s or any Restricted Subsidiary’s balance sheet that are assumed by the transferee of the assets; and

(2) the amount of any notes or other obligations received by the Company or the Restricted Subsidiary from the transferee that is converted within 180 days by the Company or the Restricted Subsidiary into cash, to the extent of the cash received.

(c) The 80% limitation set forth in Section 3.7(a)(2) will not apply to any Asset Sale in which the cash portion of the consideration received is equal to or greater than the after-tax proceeds would have been had the Asset Sale complied with such limitation.

(d) If the Company or any of its Restricted Subsidiaries receives Net Proceeds exceeding $10 million from one or more Asset Sales in any fiscal year, then within 360 days after the date the aggregate amount of Net Proceeds exceeds $10 million, the Company must apply the amount of such Net Proceeds, to the extent not already so applied, either (i) to reduce Indebtedness of the Company or any Restricted Subsidiary, with a permanent reduction of availability, in the case of revolving Indebtedness, or (ii) to make an investment in assets or capital expenditures useful to the Company’s or any of its Subsidiaries’ business as in effect on the Issue Date or any Related Business. Any Net Proceeds that are not applied or invested as set forth above, will be considered “Excess Proceeds”.

(e) If the aggregate amount of Excess Proceeds exceeds $10 million, within 360 days the Issuers will make an offer to all Securityholders to purchase for cash that number of Notes that may be purchased out of the Excess Proceeds at a purchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest to the date of purchase pursuant to the procedures set forth in the terms of this Indenture and in compliance with the requirements of Rule 14e-l under the Exchange Act and any other applicable securities laws notwithstanding any provision of this Indenture to the contrary.

(f) To the extent that the aggregate amount of Notes tendered in response to any such purchase offer is less than the Excess Proceeds, the Company or any Restricted Subsidiary may use such deficiency for general business purposes. If the aggregate principal amount of Notes surrendered by the Securityholders exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased in accordance with the procedures for selection and notice of redemption set forth herein. Notwithstanding the foregoing, if the Issuers make this purchase offer at any time when the Issuers have securities outstanding ranking equally in right of payment with the Notes and the terms of those securities provide that a similar offer must be made with respect to those other securities, then the Issuers’ offer to purchase the Notes will be made concurrently with the other offers, and securities of each issue will be accepted on a pro rata basis in proportion to the aggregate principal amount of securities of each issue which their holders elect to have purchased. Upon completion of the offer to the Securityholders, the amount of Excess Proceeds will be reset at zero.

SECTION 3.8. Intentionally Omitted.

SECTION 3.9. Offer to Repurchase Upon Change of Control. (a) Upon the occurrence of a Change of Control, the Issuers will make an offer (a “Change of Control Offer”) to each Securityholder to repurchase, in cash, all or any part (equal to $1,000 or an integral multiple of $1,000) of that Securityholder at a purchase price equal to 101% of the aggregate principal amount of the Notes or portion of Notes validly tendered for payment thereof plus accrued and unpaid interest on the Notes repurchased, if any, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control, the Issuers will mail a notice to each Securityholder describing the transaction or transactions that constitute the Change of Control and stating:

(1) that the Change of Control Offer is being made pursuant to this Section 3.9 and that all Notes tendered will be accepted for payment;

(2) the purchase price and the purchase date, which shall be no later than 30 Business Days from the date such notice is mailed (the “Change of Control Payment Date”);

(3) that any Note not tendered will continue to accrue interest;

(4) that, unless the Issuers default in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;

(5) that Securityholders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled “Option of Securityholder to Elect Purchase” on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(6) that Securityholders will be entitled to withdraw any election to have their Notes purchased if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Securityholder, the principal amount of Notes delivered for purchase, and a statement that such Securityholder is withdrawing his election to have the Notes purchased; and

(7) that Securityholders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof.

The Issuers will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change in Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture, the Issuers will comply with the applicable securities laws and regulations and will not be deemed to have breached their obligations under the applicable provisions of this Indenture by virtue of such conflict.

(b) On the Change of Control Payment Date, the Issuers will, to the extent lawful:

(1) accept for payment all Notes or portions thereof properly tendered in accordance with the Change of Control Offer;

(2) deposit an amount equal to the Change of Control Payment for the Notes with the Paying Agent in respect of all Notes or portion of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being tendered to the Issuers.

The Paying Agent will promptly mail to each Securityholder properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Securityholder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $1,000 or an integral multiple thereof. The Issuers will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

If the Change of Control Payment Date is on or after an interest record date, and on or before the related interest payment date, any accrued and unpaid interest, if any, will be paid to the Person in whose a Security is registered at the close business on such record date, and no additional interest will be payable to Securityholders who tender pursuant to the Change of Control Offer.

Prior to mailing a Change of Control Offer, and as a condition to such mailing, (i) the requisite holders of each issue of Indebtedness issued under an indenture or other agreement that may be violated by such payment shall have consented to such Change of Control Offer being made and waived the event of default, if any, caused by the Change of Control or (ii) the Company will repay all outstanding Indebtedness issued under an indenture or other agreement that may be violated by a payment to the Securityholders under a Change of Control Offer or the Company must offer to repay all Indebtedness and make payment to the holders of such Indebtedness that accepts such offer and obtain waivers of any event of default from the remaining holders of such Indebtedness. The Issuers covenant to effect such repayment or obtain such consent and waiver within 30 days following Change of Control.

(c) Notwithstanding anything to the contrary in this Section 3.9, the Issuers will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 3.9 and Section 3.7 hereof and purchases all Notes properly tendered and not withdrawn under the Change of Control Offer.

SECTION 3.10. Intentionally Omitted.

SECTION 3.11. Intentionally Omitted.

SECTION 3.12. Intentionally Omitted.

SECTION 3.13. Maintenance of Office or Agency. The Issuers will maintain an office or agency where the Securities may be presented or surrendered for payment, where, if applicable, the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuers in respect of the Securities and this Indenture may be served. The principal corporate trust office of the Trustee, or if the Trustee’s principal corporate trust office is not located in The City of New York, any other office or agency maintained by the Trustee in The City of New York (the “Corporate Trust Office”), shall be such office or agency of the Issuers, unless the Issuers shall designate and maintain some other office or agency for one or more of such purposes. The Issuers will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Issuers shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Issuers hereby appoint the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Issuers may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation. The Issuers will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

SECTION 3.14. Intentionally Omitted.

SECTION 3.15. Intentionally Omitted.

SECTION 3.16. Intentionally Omitted.

SECTION 3.17. Compliance Certificate. The Issuers shall deliver to the Trustee within 120 days after the end of each Fiscal Year of each of the Issuers an Officers’ Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default or Event of Default and whether or not the signers know of any Default or Event of Default that occurred during such period. If they do, the certificate shall describe the Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA § 314(a)(4).

SECTION 3.18. Intentionally Omitted.

SECTION 3.19. Statement by Officers as to Default. The Issuers shall deliver to the Trustee, as soon as possible and in any event within fifteen days after the Issuers become aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, Officers’ Certificates setting forth the details of such Event of Default or default and the action which the Issuers propose to take with respect thereto.

SECTION 3.20. Intentionally Omitted.

ARTICLE IV

Intentionally Omitted

SECTION 4.1. Intentionally Omitted.

ARTICLE V

Redemption of Securities

SECTION 5.1. Optional Redemption. The Securities may be redeemed, as a whole or from time to time in part, subject to the conditions and at the redemption prices specified in the form of Securities set forth in Exhibits A and B hereto, which are hereby incorporated by reference and made a part of this Indenture, together with accrued and unpaid interest to the Redemption Date.

SECTION 5.2. Applicability of Article. Redemption of Securities at the election of the Issuers or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 5.3. Election to Redeem; Notice to Trustee. The election of the Issuers to redeem any Securities pursuant to Section 5.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Issuers, the Issuers shall, upon not later than the earlier of the date that is 45 days prior to the Redemption Date fixed by the Issuers or the date on which notice is given to the Securityholders (except as provided in Section 5.5 or unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 5.4.

SECTION 5.4. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities are to be redeemed at any time pursuant to an optional redemption, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities not previously called for redemption, in compliance with the requirements of the principal securities exchange, if any, on which such Securities are listed, or, if such Securities are not so listed, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate (and in such manner as complies with applicable legal requirements) and which may provide for the selection for redemption of portions of the principal of the Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

The Trustee shall promptly notify the Issuers in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION 5.5. Notice of Redemption. Notice of redemption shall be given in the manner provided for in Section 10.2 not less than 30 nor more than 60 days prior to the Redemption Date, to each Securityholder of Securities to be redeemed. The Trustee shall give notice of redemption in the Issuers’ names and at the Issuers’ expense; provided, however, that the Issuers shall deliver to the Trustee, at least 45 days prior to the Redemption Date, an Officers’ Certificate requesting that the Trustee give such notice at the Issuers’ expense and setting forth the information to be stated in such notice as provided in the following items.

All notices of redemption shall state:

(1)	the Redemption Date,

(2)	the redemption price and the amount of accrued interest to the Redemption Date payable as provided in Section 5.7, if any,

(3)	if less than all outstanding Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption,

(4)	in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Securityholder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

(5)

that on the Redemption Date the redemption price (and accrued interest, if any, to the Redemption Date payable as provided in Section 5.7) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and, unless the Issuers default in making the redemption payment, that interest on Securities called for redemption (or the portion thereof) will cease to accrue on and after said date,

(6)	the place or places where such Securities are to be surrendered for payment of the redemption price and accrued interest, if any,

(7)	the name and address of the Paying Agent,

(8)	that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price,

(9)	the CUSIP number, and that no representation is made as to the accuracy or correctness of the CUSIP number, if any, listed in such notice or printed on the Securities, and

(10)	the paragraph of the Securities pursuant to which the Securities are to be redeemed.

SECTION 5.6. Deposit of Redemption Price. Prior to any Redemption Date, the Issuers shall deposit with the Trustee or with a Paying Agent (or, if either of the Issuers is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.4) an amount of money sufficient to pay the redemption price of, and accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 5.7. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the redemption price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Issuers shall default in the payment of the redemption price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Issuers at the redemption price, together with accrued interest, if any, to the Redemption Date (subject to the rights of Securityholders of record on the relevant record date to receive interest due on the relevant interest payment date).

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

SECTION 5.8. Securities Redeemed in Part. Any Security which is to be redeemed only in part (pursuant to the provisions of this Article) shall be surrendered at the office or agency of the Issuers maintained for such purpose pursuant to Section 3.13 (with, if the Issuers or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuers and the Trustee duly executed by, the Securityholder thereof or such Securityholder’s attorney duly authorized in writing), and the Issuers shall execute, and the Trustee shall authenticate and make available for delivery to the Securityholder of such Security at the expense of the Issuers, a new Security or Securities, of any authorized denomination as requested by such Securityholder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, provided, that each such new Security will be in a principal amount of $1,000 or integral multiple thereof.

ARTICLE VI

Defaults and Remedies

SECTION 6.1. Events of Default. Each of the following is an Event of Default:

(1)	default in any payment of interest or additional interest (including as required by the Registration Rights Agreement) on any Note when due, continued for 30 days;

(2)	default in the payment of principal of or premium, if any, on any Note when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise;

(3)	intentionally omitted;

(4)	default in the performance of any of the obligations described under Section 3.9 or Section 3.7 above or under the covenants described under Article III above and such default shall have continued for a period of 30 days after the Issuers shall have been given notice (in each case, other than a failure to purchase Notes which will constitute an Event of Default under clause (2) above and other than a failure to comply with Section 4.1 which is covered by clause (3));

(5)	intentionally omitted;

(6)	intentionally omitted;

(7)	intentionally omitted;

(8)	intentionally omitted; or

(9)	intentionally omitted.

However, a default under clause (4) of this paragraph will not constitute an Event of Default until the Trustee or the holders of 25% in principal amount of the outstanding Notes notify the Company of the default and the Company does not cure such default within the time specified in clause (4) of this paragraph after receipt of such notice.

SECTION 6.2. Acceleration. If an Event of Default occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in principal amount of the outstanding Notes by notice to the Company and the Trustee, may, and the Trustee at the request of such holders shall, declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all the Notes to be due and payable. Upon such a declaration, such principal, premium and accrued and unpaid interest will be due and payable immediately. The holders of a majority in principal amount of the outstanding Notes may waive all past defaults (except with respect to nonpayment of principal, premium or interest) and rescind any such acceleration with respect to the Notes and its consequences if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, other than the nonpayment of the principal of, premium, if any, and interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived.

SECTION 6.3. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of (or premium, if any) or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 6.4. Waiver of Past Defaults. The Securityholders of a majority in principal amount of the outstanding Securities by notice to the Trustee may (a) waive, by their consent (including, without limitation consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities), an existing Default or Event of Default and its consequences except (i) a Default or Event of Default in the payment of the principal of, or premium, if any, or interest on a Security or (ii) a Default or Event of Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Securityholder affected and (b) rescind any such acceleration with respect to the Securities and its consequences if such rescission would not conflict with any judgment or decree of a court of competent jurisdiction. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

SECTION 6.5. Control by Majority. The Securityholders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Sections 7.1 and 7.2, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

SECTION 6.6. Limitation on Suits. Subject to Section 6.7, a Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

(1)	such Securityholder has previously given to the Trustee written notice stating that an Event of Default is continuing;

(2)	Securityholders of at least 25% in principal amount of the outstanding Securities have requested in writing that the Trustee pursue the remedy;

(3)	such Securityholders have offered to the Trustee reasonable security or indemnity against any loss, liability or expense;

(4)	the Trustee has not complied with such request within 60 days after receipt of the request and the offer of security or indemnity; and

(5)	the Securityholders of a majority in principal amount of the outstanding Securities have not given the Trustee a direction that, in the opinion of the Trustee, is inconsistent with such request within such 60-day period.

A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

SECTION 6.7. Rights of Securityholders to Receive Payment. Notwithstanding any other provision of this Indenture (including, without limitation, Section 6.6), the right of any Securityholder to receive payment of principal of, premium (if any) or interest on the Securities held by such Securityholder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Securityholder.

SECTION 6.8. Collection Suit by Trustee. If an Event of Default specified in clauses (1) or (2) of Section 6.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Issuers for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

SECTION 6.9. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Issuers, the Company’s Subsidiaries or its or their respective creditors or properties and, unless prohibited by law or applicable regulations, may vote on behalf of the Securityholders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7.

SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article VI, it shall pay out the money or property in the following order:

FIRST: to the Trustee for amounts due under Section 7.7;

SECOND: to Securityholders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

THIRD: to the Issuers.

The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Issuers shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by the Issuers, a suit by a Securityholder pursuant to Section 6.7 or a suit by Securityholders of more than 10% in outstanding principal amount of the Securities.

SECTION 6.12. Additional Payments. In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Issuers with the intention of avoiding payment of the premium that the Issuers would have had to pay if the Issuers then had elected to redeem the Notes pursuant to the optional redemption provisions of this Indenture or was required to repurchase the Notes, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes. If an Event of Default occurs prior to February 15, 2008 by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Issuers with the intention of avoiding the prohibition on redemption of the Notes prior to February 15, 2008, the premium specified in this Indenture shall also become immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

ARTICLE VII

Trustee

SECTION 7.1. Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs; provided that if an Event of

Default occurs and is continuing, the Trustee will be under no obligation to exercise the rights or powers under this Indenture at the request or direction of any of the Securityholders unless such Securityholders have offered to the Trustee reasonable indemnity or security against loss, liability or expense.

(b) Except during the continuance of an Event of Default:

(1)	the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)	in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions or orders furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(1)	this paragraph does not limit the effect of paragraph (b) of this Section;

(2)	the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3)	the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

(e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuers.

(f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

(i) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from each Issuer shall be sufficient if signed by an Officer of such Issuer.

(j) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders unless such Securityholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses (including reasonable attorneys’ fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction.

(k) The Trustee shall not be deemed to have knowledge of any Default or Event of Default unless and until an officer at the Trustee’s corporate trust office responsible for the administration of its duties hereunder shall have actual knowledge thereof or the Trustee shall have received written notice thereof at such office.

SECTION 7.2. Rights of Trustee. Subject to Section 7.1:

(a) The Trustee may conclusively rely on any document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

(b) Before the Trustee acts or refrains from acting, it may require an Officers’ Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officers’ Certificate or Opinion of Counsel.

(c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

(d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, unless the Trustee’s conduct constitutes willful misconduct or negligence.

(e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

SECTION 7.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with respect to such Securities with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.4. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Issuers’ use of the proceeds from the Securities, and it shall not be responsible for any statement of the Issuers in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee’s certificate of authentication.

SECTION 7.5. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if a Trust Officer has actual knowledge thereof, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within the earlier of 90 days after it occurs or 30 days after the Trustee has knowledge of such default. Except in the case of a Default or Event of Default in payment of principal of, premium (if any), or interest on any Security (including payments pursuant to the optional redemption or required repurchase provisions of such Security, if any), the Trustee may withhold the notice if and so long a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

SECTION 7.6. Reports by Trustee to Securityholders. If required, as promptly as practicable after each May 15 beginning with the May 15, following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA § 313(a). The Trustee also shall comply with TIA § 313(b). The Trustee shall also transmit by mail all reports required by TIA § 313(c).

A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

SECTION 7.7. Compensation and Indemnity. The Issuers shall pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder as the Issuers and the Trustee shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuers shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Securityholders, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Issuers shall indemnify the Trustee against any and all loss, liability, damages, claims or expense (including reasonable attorneys’ fees and expenses) incurred by it without negligence or willful misconduct on its part in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 7.7) and of defending itself against any claims (whether asserted by any Securityholder, the Issuers or otherwise). The Trustee shall notify the Issuers promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuers shall not relieve the Issuers of their obligations hereunder. The Issuers shall defend the claim and the Trustee shall provide reasonable cooperation at the Issuers’ expense in the defense. The Trustee may have separate counsel and the Issuers shall pay the fees and expenses of such counsel provided that the Issuers shall not be required to pay such fees and expenses if it assumes the Trustee’s defense, and, in the reasonable judgment of outside counsel to the Trustee, there is no conflict of interest between the Issuers and the Trustee in connection with such defense. The Issuers shall not be under any obligation to pay for any written settlement without its consent, which consent shall not be unreasonably delayed, conditioned or withheld. The Issuers need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct or negligence.

To secure the Issuers’ payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

The Issuers’ payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in clause (7) of Section 6.1 with respect to the Company, the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.8. Replacement of Trustee. The Trustee may resign at any time by so notifying the Issuers. The Securityholders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Issuers shall remove the Trustee if:

(1)	the Trustee fails to comply with Section 7.10;

(2)	the Trustee is adjudged bankrupt or insolvent;

(3)	a receiver or other public officer takes charge of the Trustee or its property; or

(4)	the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed by the Issuers or by the Securityholders of a majority in principal amount of the Securities and such Securityholders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuers shall promptly appoint a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Issuers. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Securityholders of at least 10% in principal amount of the Securities may petition, at the Issuers’ expense, any court of competent jurisdiction for the appointment of a successor Trustee.

If the Trustee fails to comply with Section 7.10, unless the Trustee’s duty to resign is stayed as provided in Section 310(b) of the TIA, any Securityholder who has been a bona fide Securityholder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Notwithstanding the replacement of the Trustee pursuant to this Section, the Company’s obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

SECTION 7.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10. Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA § 310(a). The Trustee shall have a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA § 310(b); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Issuers are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met. This Indenture will always have a Trustee that satisfies the requirements of TIA § 310(a)(1), (2) and (5).

SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b). A Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

ARTICLE VIII

Discharge of Indenture; Defeasance

SECTION 8.1. Discharge of Liability on Securities; Defeasance. (a) Subject to Section 8.1(c), when (i)(x) the Issuers deliver to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.9) for cancellation or (y) all outstanding Securities not theretofore delivered for cancellation have become due and payable, whether at maturity or upon redemption or will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption pursuant to Article V hereof and the Issuers irrevocably deposit or cause to be deposited with the Trustee as trust funds in trust solely for the benefit of the Securityholders money in U.S. dollars, non-callable U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption; (ii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which each of the Issuers is a party or by which each of the Issuers is bound; (iii) the Issuers have paid or caused to be paid all sums payable under this Indenture and the Securities; and (iv) the Issuers have delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of such Securities at maturity or the Redemption Date, as the case may be, then the Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Issuers (accompanied by an Officers’ Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Issuers.

(b) Subject to Sections 8.1(c) and 8.2, the Issuers at any time may terminate (i) all its obligations under the Securities and this Indenture (“legal defeasance option”), and after giving effect to such legal defeasance, any omission to comply with such obligations shall no longer constitute a Default or Event of Default or (ii) its obligations under Sections 3.7, 3.9, and 3.17 and the Issuers may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply with such covenants shall no longer constitute a Default or an Event of Default under Section 6.14) and the events specified in such Section shall no longer constitute an Event of Default (clause (ii) being referred to as the “covenant defeasance option”), but except as specified above, the remainder of this Indenture and the Securities shall be unaffected thereby. The Issuers may exercise their legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

If the Issuers exercise their legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Issuers exercise their covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 6.1 (4) (as such Section relates to Sections 3.7, and 3.9).

Upon satisfaction of the conditions set forth herein and upon request of the Issuers, the Trustee shall acknowledge in writing the discharge of those obligations that the Issuers terminate.

(c) Notwithstanding the provisions of Sections 8.1(a) and (b), the Issuers’ obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.9, 2.10, 2.11, 3.1, 3.13, 3.17, 3.19, 6.7, 7.7, 7.8 and in this Article 8 shall survive until the Securities have been paid in full. Thereafter, the Issuers’ obligations in Sections 7.7, 8.4 and 8.5 shall survive.

SECTION 8.2. Conditions to Defeasance. The Issuers may exercise their legal defeasance option or their covenant defeasance option only if:

(1) the Issuers irrevocably deposit in trust with the Trustee for the benefit of the Securityholders money in U.S. dollars or U.S. Government Obligations or a combination thereof for the payment of principal, premium, if any, and interest on the Securities to maturity or redemption, as the case may be;

(2) the Issuers deliver to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity;

(3) no Default or Event of Default shall have occurred and be continuing on the date of such deposit or, with respect to certain bankruptcy or insolvency Events of Default, on the 91st day after such date of deposit;

(4) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

(5) the Issuers shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) to the effect that (A) the Securities and (B) assuming no intervening bankruptcy of the Issuers between the date of deposit and the 91st day following the deposit and that no Securityholder of the Securities is an insider of the Issuers, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ right generally;

(6) the Issuers deliver to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

(7) in the case of the legal defeasance option, the Issuers shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) in the United States stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

(8) in the case of the covenant defeasance option, the Issuers shall have delivered to the Trustee an Opinion of Counsel (subject to customary assumptions and exclusions) in the United States to the effect that the Securityholders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred; and

(9) the Issuers deliver to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities and this Indenture as contemplated by this Article VIII have been complied with.

SECTION 8.3. Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

SECTION 8.4. Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Issuers upon request any excess money, U.S. Government Obligations or securities held by them upon payment of all the obligations under this Indenture.

Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Issuers upon request any money held by them for the payment of principal of or interest on the Securities that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Issuers for payment as general creditors.

SECTION 8.5. Indemnity for U.S. Government Obligations. The Issuers shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

SECTION 8.6. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Issuers under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that, if the Issuers have made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Issuers shall be subrogated to the rights of the Securityholders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

ARTICLE IX

Amendments

SECTION 9.1. Without Consent of Securityholders. The Issuers and the Trustee may amend this Indenture or the Securities without notice to or consent of any Securityholder:

(1)	cure any ambiguity, omission, defect or inconsistency;

(2)	provide for the assumption by a successor corporation, partnership, trust or limited liability company of the obligations of the Issuers under this Indenture;

(3)	provide for uncertificated Notes in addition to or in place of certificated Notes (provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code, or in a manner such that the uncertificated Notes are described in Section 163(f) (2) (B) of the Code);

(4)	add Guarantees with respect to the Notes;

(5)	secure the Notes;

(6)	add to the covenants of the Issuers for the benefit of the holders or surrender any right or power conferred upon the Issuers;

(7)	make any change that does not adversely affect the rights of any holder;

(8)	comply with any requirement of the SEC in connection with the qualification of this Indenture under the Trust Indenture Act; or

(9)	provide for the issuance of exchange securities which shall have terms substantially identical in all respects to the Notes (except that the transfer restrictions contained in the Notes shall be modified or eliminated as appropriate) and which shall be treated, together with any outstanding Notes, as a single class of securities.

After an amendment under this Section becomes effective, the Issuers shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 9.2. With Consent of Securityholders. The Issuers may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Securityholders of at least a majority in principal amount of the Securities then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities). However, without the consent of each Securityholder affected, an amendment may not:

(1) reduce the principal amount of Securities whose Securityholders must consent to an amendment;

(2) reduce the rate of or extend the time for payment of interest on any Security;

(3) reduce the principal of or extend the Stated Maturity of any Security;

(4) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may or shall be redeemed or repurchased as described under Section 3.7, Section 3.9 and Article V;

(5) make any Security payable in currency other than that stated in the Security;

(6) impair the right of any Securityholder to receive payment of principal of, premium, if any, and interest on such Securityholder’s Securities on or after the due dates therefor (other than a repurchase required under Section 3.7 or Section 3.9) or to institute suit for the enforcement of any payment on or with respect to such Securityholder’s Securities; or

(7) make any change to the amendment provisions which require each Securityholder’s consent or to the waiver provisions.

It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof. A consent to any amendment or waiver under this Indenture by any Securityholder of the Securities given in connection with a tender of such Securityholder’s Securities will not be rendered invalid by such tender.

After an amendment under this Section becomes effective, the Issuers shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

SECTION 9.3. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.4. Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Securityholder of a Security shall bind the Securityholder and every subsequent Securityholder of that Security or portion of the Security that evidences the same debt as the consenting Securityholder’s Security, even if notation of the consent or waiver is not made on the Security. However, any such Securityholder or subsequent Securityholder may revoke the consent or waiver as to such Securityholder’s Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver shall become effective upon receipt by the Trustee of the requisite number of written consents under Section 9.1 or Section 9.2 as applicable.

The Issuers may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Securityholders after such record date. No such consent shall become valid or effective more than 120 days after such record date.

SECTION 9.5. Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Securityholder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Securityholder. Alternatively, if the Issuers or the Trustee so determines, the Issuers in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

SECTION 9.6. Trustee to Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Sections 7.1 and 7.2) shall be fully protected in relying upon an Officers’ Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

ARTICLE X

Miscellaneous

SECTION 10.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control.

SECTION 10.2. Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

if to the Issuers:

Star Gas Partners, L.P.

2187 Atlantic Street

Stamford, Connecticut 06902

Attention: John J. Perrotti, Chief Executive Officer

FAX: (203) 325-7470

with a copy to:

Phillips Nizer LLP

666 Fifth Avenue

New York, NY 10103

Attention: Alan Shapiro, Esq.

FAX: (212) 262-5152

if to the Trustee:

Union Bank of California, N.A.

Attention: Corporate Trust

551 Madison Avenue, 11th Floor

New York, NY 10022

FAX: (646) 452-2000

The Issuers or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

Any notice or communication mailed to a registered Securityholder shall be mailed to the Securityholder at the Securityholder’s address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 10.3. Communication by Securityholders with other Securityholders. Securityholders may communicate pursuant to TIA § 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Issuers, the Trustee, the Registrar and anyone else shall have the protection of TIA § 312(c).

SECTION 10.4. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Issuers to the Trustee to take or refrain from taking any action under this Indenture, the Issuers shall furnish to the Trustee:

(1) an Officers’ Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 10.5. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

(1) a statement that the individual making such certificate or opinion has read such covenant or condition;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

In giving an Opinion of Counsel, counsel may rely as to factual matters on an Officers’ Certificate or on certificates of public officials.

SECTION 10.6. When Securities Disregarded. In determining whether the Securityholders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Issuers or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuers shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

SECTION 10.7. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by, or a meeting of, Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

SECTION 10.8. Legal Holidays. A “Legal Holiday” is a Saturday, a Sunday or other day on which commercial banking institutions are authorized or required to be closed in New York City. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

SECTION 10.9. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.10. No Recourse Against Others. An incorporator, director, officer, employee, stockholder, limited partner or controlling person, as such, of the Issuers or of Star Gas LLC shall not have any liability for any obligations of the Issuers under the Securities, this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 10.11. Successors. All agreements of the Issuers in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 10.12. Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

SECTION 10.13. Qualification of Indenture. The Issuers shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys’ fees and expenses for the Company, the Trustee and the Securityholders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers’ Certificates or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

SECTION 10.14. Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

STAR GAS PARTNERS, L.P.

By:	STAR GAS LLC, its General Partner

By:	/s/ Richard F. Ambury
	Name:	Richard F. Ambury
	Title:	Chief Financial Officer

STAR GAS FINANCE COMPANY

By:	/s/ Richard F. Ambury
	Name:	Richard F. Ambury
	Title:	Chief Financial Officer

UNION BANK OF CALIFORNIA, N.A. as Trustee

By:	/s/ Valerie Dunbar
	Name:	Valerie Dunbar
	Title:	Vice President

EXHIBIT A

[FORM OF FACE OF SECURITY]

[Applicable Restricted Global Securities Legend]

[Depository Legend, if applicable]

No. [ ]	Principal Amount $[ ] CUSIP NO. [ ]

STAR GAS PARTNERS, L.P.

STAR GAS FINANCE COMPANY

10 1/4% Senior Note due 2013

Star Gas Partners, L.P., a Delaware limited partnership (such partnership herein called the “Company”), and Star Gas Finance Company, a Delaware corporation, (such corporation, together with the Company, herein called the “Issuers”), promise to pay to [                    ], or registered assigns, the principal sum of [                        ] Dollars or such greater or lesser amount as shall be reflected on the books and records of the custodian with respect to the Global Security (as appointed by DTC) (the “Securities Custodian”),1 on February 15, 2013 pursuant to the Indenture (as defined below).

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Additional provisions of this Security are set forth on the other side of this Security.

[1]	Global Security only

STAR GAS PARTNERS, L.P.

By:	STAR GAS LLC, its General Partner

By:

STAR GAS FINANCE COMPANY

By:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

UNION BANK OF CALIFORNIA, N.A. as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By
Authorized Signatory	Date:

[FORM OF REVERSE SIDE OF SECURITY]

10 1/4% Senior Note due 2013

1. Interest

Star Gas Partners, L.P., a Delaware limited partnership (such partnership being herein called the “Company”), and Star Gas Finance Company, a Delaware corporation, (such corporation, together with the Company, under the Indenture hereinafter referred to, being herein called the “Issuers”), promise to pay interest on the principal amount of this Security at the rate per annum shown above.

The Issuers will pay interest semiannually on February 15 and August 15 of each year commencing August 15, 2003. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from February 6, 2003. The Issuers shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment

By no later than 11:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Issuers shall deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Issuers will pay interest (except Defaulted Interest) to the Persons who are registered Securityholders of Securities at the close of business on the February 1 or August 1 next preceding the interest payment date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Issuers will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuers will make all payments in respect of a Definitive Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Securityholder thereof.

3. Paying Agent and Registrar

Initially, Union Bank of California, N.A. (the “Trustee”), will act as Trustee, Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Issuers or any of the Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

The Issuers issued the Securities under an Amended and Restated Indenture dated as of April 28, 2006 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Act”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

The Securities are general unsecured senior obligations of the Issuers. The aggregate principal amount of securities that may be authenticated and delivered under the Indenture is unlimited.

The Indenture imposes certain limitations, among other things, on the ability of the Issuers and the Restricted Subsidiaries, to Incur additional debt; pay dividends on stock; redeem stock or redeem subordinated debt; make investments; create Liens in favor of other senior subordinated debt and subordinated debt; enter into agreements that restrict dividends from Restricted Subsidiaries; sell assets; enter into transactions with Affiliates; sell Capital Stock of Restricted Subsidiaries; merge or consolidate; enter into different lines of business and pay consent fees.

5. Redemption

Except as described below, the Notes are not redeemable until February 15, 2008. On and after February 15, 2008, the Issuers may redeem all or, from time to time, a part of the Notes upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Notes, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period beginning on February 15 of the years indicated below:

Year	Percentage
2008	105.125%
2009	103.417%
2010	101.708%
2011 and thereafter	100.000%

Prior to February 15, 2006, the Issuers may on any one or more occasions redeem up to 35% of the original principal amount of the Notes with the Net Cash Proceeds of one or more Public Equity Offerings at a redemption price of 110.25% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that

(1)	there is a Public Market at the time of such redemption;

(2)	at least 65% of the original principal amount of the Notes remains outstanding after each such redemption; and

(3)	the redemption occurs within 60 days after the closing of such Public Equity Offering.

If the optional redemption date is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the Person in whose name the Note is registered at the close of business on such record date, and no additional interest will be payable to Securityholders whose Notes will be subject to redemption by the Issuers.

In the case of any partial redemption, the Trustee will select the Notes for redemption in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed, then on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion will deem to be fair and appropriate, although no Note of $1,000 in original principal amount or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to that Note will state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Note.

6. Repurchase Provisions

(a) Upon a Change of Control any Securityholder will have the right to cause the Issuers to repurchase all or any part of the Securities of such Securityholder at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture.

(b) In the event of an Asset Sale that requires the purchase of Securities pursuant to Section 3.7(f) of the Indenture, the Company will be required to apply such Excess Proceeds to the repayment of the Securities and any pari passu notes in accordance with the procedures set forth in Section 3.7 of the Indenture.

7. Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Securityholder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Securityholder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange (i) any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of this Security not to be redeemed) or (ii) any Securities for a period beginning 15 days before an interest payment date and ending on such interest payment date.

8. Persons Deemed Owners

The registered Securityholder of this Security may be treated as the owner of it for all purposes.

9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuers at their request unless an abandoned property law designates another Person. After any such payment, Securityholders entitled to the money must look only to the Issuers and not to the Trustee for payment.

10. Defeasance

Subject to certain conditions set forth in the Indenture, the Issuers at any time may terminate some or all of their obligations under the Securities and the Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

11. Amendment, Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without notice to any Securityholder but with the written consent of the Securityholders of at least a majority in principal amount of the then outstanding Securities and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Securityholder affected) or noncompliance with any provision may be waived with the written consent of the Securityholders of a majority in principal amount of the then outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Issuers and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article IV of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities, to secure the Securities, or to add additional covenants of the Issuers, or surrender rights and powers conferred on the Issuers, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not materially adversely affect the rights of any Securityholder, or to provide for the issuance of Exchange Securities.

12. Defaults and Remedies

Under the Indenture, Events of Default include in summary form: (i) default for 30 days in payment of interest or additional interest when due on the Securities; (ii) default in payment of principal or premium, if any, on the Securities at Stated Maturity, upon required repurchase or upon optional redemption pursuant to paragraphs 5 and 6 of the Securities, upon declaration or otherwise; (iii) default in the performance of any of the obligations described under Section 3.9 or Section 3.7 inclusive and such default shall have continued for a period of 30 days after the Issuers shall have been given notice (in each case, other than a failure to purchase Notes which will constitute an Event of Default under clause (ii) above (iv) the

Company, the Co-Issuer or any Restricted Subsidiary (pursuant to or within the meaning of any Bankruptcy Law): (a) commences a voluntary insolvency proceeding; (b) consents to the entry of an order for relief against it in an involuntary insolvency proceeding; (c) consents to the appointment of a custodian of it or for any substantial part of its property; or (d) makes a general assignment for the benefit of its creditors; or takes any comparable action under any foreign laws relating to insolvency; provided however, that the liquidation of any Restricted Subsidiary into another Restricted Subsidiary or the Company other than as part of a credit reorganization, shall not constitute an Event of Default under this clause (iv); or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (a) is for relief against the Company, the Co-Issuer or any restricted Subsidiary in an involuntary insolvency proceeding; (b) appoints a Custodian of the Company, the Co-Issuer or any Restricted Subsidiary or for any substantial part of its property; or (c) orders the winding up or liquidation of the Company, the Co-Issuer or any Restricted Subsidiary; or (d) grants any similar relief under any foreign laws; and in each case the order or decree remains unstayed and in effect for 60 days.

If an Event of Default occurs and is continuing (other than an Event of Default described in clause (vii) above), the Trustee or the Securityholders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Securityholders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

13. Trustee Dealings with the Issuers

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

14. No Recourse Against Others

No director, officer, employee, incorporator, partner, stockholder, limited partner or controlling person of the Issuers, or of Star Gas Partners LLC as such, shall have any liability for any obligations of the Issuers under the Securities, the Indenture, or for any claim based on, in respect of, or by reason of, such obligations of their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

15. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

16. Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian) and U/G/M/A (= Uniform Gift to Minors Act).

17. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18. Governing Law

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

The Issuers will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to:

Star Gas Partners, L.P.

Star Gas Finance Company

1287 Atlantic Street

Stamford, Connecticut 06902

Attention: Chief Financial Officer

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

______________________________________________________________________________

(Print or type assignee’s name, address and zip code)

________________________________________________________________

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date: _______________________	Your Signature: _____________________________________

Signature Guarantee: _______________________________________________________________________________________
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 ☐	acquired for the undersigned’s own account, without transfer; or

2 ☐	transferred to the Issuers; or

3 ☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

4 ☐	transferred pursuant to an effective registration statement under the Securities Act; or

5 ☐	transferred pursuant to and in compliance with Regulation S under the Securities Act; or

6 ☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 2.7 of the Indenture); or

7 ☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Securityholder thereof; provided, however, that if box (5), (6) or (7) is checked, the Trustee or the Issuers may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Issuers may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

Signature
Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

EXHIBIT B

[FORM OF FACE OF EXCHANGE SECURITY]

[Depository Legend, if applicable]

No. [ ]	Principal Amount $[ ]
CUSIP NO. [ ]

STAR GAS PARTNERS, L.P.

STAR GAS FINANCE COMPANY

10 1/4% Senior Note due 2013

Star Gas Partners, L.P., a Delaware limited partnership (such partnership herein called the “Company”), and Star Gas Finance Company, a Delaware corporation, (such corporation, together with the Company, herein called the “Issuers”), promise to pay to [                        ], or registered assigns, the principal sum of [                            ] Dollars or such greater or lesser amount as shall be reflected on the books and records of the of the custodian with respect to the Global Security (as appointed by DTC) (the “Securities Custodian”),1 on February 15, 2013 pursuant to the Indenture (as defined below).

Interest Payment Dates: February 15 and August 15

Record Dates: February 1 and August 1

Additional provisions of this Security are set forth on the other side of this Security.

Global Security only

STAR GAS PARTNERS, L.P.

By:	STAR GAS LLC, its General Partner

By:

STAR GAS FINANCE COMPANY

By:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

UNION BANK OF CALIFORNIA, N.A.
as Trustee, certifies that this is one of the Securities referred to in the Indenture.

By
Authorized Signatory	Date:

[FORM OF REVERSE SIDE OF EXCHANGE SECURITY]

10 1/4% Senior Subordinated Note due 2013

1. Interest

Star Gas Partners, L.P., a Delaware limited partnership (such partnership being herein called the “Company”), and Star Gas Finance Company, a Delaware corporation, (such corporation, together with the Company, under the Indenture hereinafter referred to, being herein called the “Issuers”), promise to pay interest on the principal amount of this Security at the rate per annum shown above.

The Issuers will pay interest semiannually on February 15 and August 15 of each year commencing August 15, 2003. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from February 6, 2003. The Issuers shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment

By no later than 11:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Issuers shall deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest. The Issuers will pay interest (except Defaulted Interest) to the Persons who are registered Securityholders of Securities at the close of business on the February 1 or August 1 next preceding the interest payment date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Securityholders must surrender Securities to a Paying Agent to collect principal payments. The Issuers will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Issuers will make all payments in respect of a Definitive Security (including principal, premium, if any, and interest) by mailing a check to the registered address of each Securityholder thereof.

3. Paying Agent and Registrar

Initially, Union Bank of California, N.A. (the “Trustee”), will act as Trustee, Paying Agent and Registrar. The Issuers may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Issuers or any of the Restricted Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4. Indenture

The Issuers issued the Securities under an Amended and Restated Indenture dated as of April 28, 2006 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Issuers and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Act”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

The Securities are general unsecured senior obligations of the Issuers. The aggregate principal amount of securities that may be authenticated and delivered under the Indenture is unlimited. The Indenture imposes certain limitations, among other things, on the ability of the Issuers and the Restricted Subsidiaries, to Incur additional debt; pay dividends on stock; redeem stock or redeem subordinated debt; make investments; create Liens in favor of other senior subordinated debt and subordinated debt; enter into agreements that restrict dividends from Restricted Subsidiaries; sell assets; enter into transactions with Affiliates; sell Capital Stock of Restricted Subsidiaries; merge or consolidate; enter into different lines of business and pay consent fees.

5. Redemption

Except as described below, the Notes are not redeemable until February 15, 2008. On and after February 15, 2008, the Issuers may redeem all or, from time to time, a part of the Notes upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount) plus accrued and unpaid interest on the Notes, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period beginning on February 15 of the years indicated below:

Year	Percentage
2008	105.125%
2009	103.417%
2010	101.708%
2011 and thereafter	100.000%

Prior to February 15, 2006, the Issuers may on any one or more occasions redeem up to 35% of the original principal amount of the Notes with the Net Cash Proceeds of one or more Public Equity Offerings at a redemption price of 110.25% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided that

(1)	there is a Public Market at the time of such redemption;

(2)	at least 65% of the original principal amount of the Notes remains outstanding after each such redemption; and

(3)	the redemption occurs within 60 days after the closing of such Public Equity Offering.

If the optional redemption date is on or after an interest record date and on or before the related interest payment date, the accrued and unpaid interest, if any, will be paid to the Person in whose name the Note is registered at the close of business on such record date, and no additional interest will be payable to holders whose Notes will be subject to redemption by the Issuers.

In the case of any partial redemption, the Trustee will select the Notes for redemption in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed, then on a pro rata basis, by lot or by such other method as the Trustee in its sole discretion will deem to be fair and appropriate, although no Note of $1,000 in original principal amount or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption relating to that Note will state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Note.

6. Repurchase Provisions

(a) Upon a Change of Control any Securityholder of Securities will have the right to cause the Issuers to repurchase all or any part of the Securities of such Securityholder at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of Securityholders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture.

(b) In the event of an Asset Disposition that requires the purchase of Securities pursuant to Section 3.7 (f) of the Indenture, the Company will be required to apply such Excess Proceeds to the repayment of the Securities and any pari passu notes in accordance with the procedures set forth in Section 3.7 of the Indenture.

7. Denominations; Transfer; Exchange

The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Securityholder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Securityholder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange (i) any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of this Security not to be redeemed) or (ii) any Securities for a period beginning 15 days before an interest payment date and ending on such interest payment date.

8. Persons Deemed Owners

The registered Securityholder of this Security may be treated as the owner of it for all purposes.

9. Unclaimed Money

If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Issuers at their request unless an abandoned property law designates another Person. After any such payment, Securityholders entitled to the money must look only to the Issuers and not to the Trustee for payment.

10. Defeasance

Subject to certain conditions set forth in the Indenture, the Issuers at any time may terminate some or all of their obligations under the Securities and this Indenture if the Issuers deposit with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

11. Amendment, Waiver

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended without notice to any Securityholder but with the written consent of the Securityholders of at least a majority in principal amount of the then outstanding Securities and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Securityholder affected) or noncompliance with any provision may be waived with the written consent of the Securityholders of a majority in principal amount of the then outstanding Securities. Subject to certain exceptions set forth in this Indenture, without the consent of any Securityholder, the Issuers and the Trustee may amend this Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article IV of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities, to secure the Securities, or to add additional covenants of the Issuers, or surrender rights and powers conferred on the Issuers, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not materially adversely affect the rights of any Securityholder, or to provide for the issuance of Exchange Securities.

12. Defaults and Remedies

Under the Indenture, Events of Default include in summary form: (i) default for 30 days in payment of interest or additional interest when due on the Securities; (ii) default in payment of principal or premium, if any, on the Securities at Stated Maturity, upon required repurchase or upon optional redemption pursuant to paragraphs 5 and 6 of the Securities, upon declaration or otherwise; (iii) default in the performance of any of the obligations described under Section 3.9 or Section 3.7 inclusive and such default shall have continued for a period of 30 days after the Issuers shall have been given notice (in each case, other than a failure to purchase Notes which will constitute an Event of Default under clause (ii) above; (iv) the

Company, the Co-Issuer or any Restricted Subsidiary (pursuant to or within the meaning of any Bankruptcy Law): (a) commences a voluntary insolvency proceeding; (b) consents to the entry of an order for relief against it in an involuntary insolvency proceeding; (c) consents to the appointment of a custodian of it or for any substantial part of its property; or (d) makes a general assignment for the benefit of its creditors; or takes any comparable action under any foreign laws relating to insolvency; provided however, that the liquidation of any Restricted Subsidiary into another Restricted Subsidiary or the Company other than as part of a credit reorganization, shall not constitute an Event of Default under this clause (iv); or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (a) is for relief against the Company, the Co-Issuer or any restricted Subsidiary in an involuntary insolvency proceeding; (b) appoints a Custodian of the Company, the Co-Issuer or any Restricted Subsidiary or for any substantial part of its property; or (c) orders the winding up or liquidation of the Company, the Co-Issuer or any Restricted Subsidiary; or (d) grants any similar relief under any foreign laws; and in each case the order or decree remains unstayed and in effect for 60 days.

If an Event of Default occurs and is continuing (other than an Event of Default described in clause (vii) above), the Trustee or the Securityholders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

Securityholders may not enforce the Indenture or the Securities except as provided in this Indenture. The Trustee may refuse to enforce this Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Securityholders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal or interest) if it determines that withholding notice is in their interest.

13. Trustee Dealings with the Issuers

Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Issuers or their Affiliates and may otherwise deal with the Issuers or their Affiliates with the same rights it would have if it were not Trustee.

14. No Recourse Against Others

No director, officer, employee, incorporator, partner, stockholder, limited partner or controlling person of the Issuers or Star Gas LLC, as such, shall have any liability for any obligations of the Issuers under the Securities, the Indenture, the Subsidiary Guarantees or for any claim based on, in respect of, or by reason of, such obligations of their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

15. Authentication

This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

16. Abbreviations

Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian) and U/G/M/A (= Uniform Gift to Minors Act).

17. CUSIP Numbers

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18. Governing Law

This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

The Issuers will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture, which has in it the text of this Security in larger type. Requests may be made to:

Star Gas Partners, L.P.

Star Gas Finance Company

1287 Atlantic Street

Stamford, Connecticut 06902

Attention: Chief Financial Officer

ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

________________________________________________________________

(Print or type assignee’s name, address and zip code)

_____________________________________________________

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint ___________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:	___________________________	Your Signature:

Signature Guarantee:
(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.